CONTENTS

PERFORMANCE            A-2   How the fund has done over
                             time.

FUND TALK              A-5   The manager's review of fund
                             performance, strategy and
                             outlook.

INVESTMENT CHANGE      A-8   A summary of major shifts in
                             the fund's investments over
                             the past six months.

INVESTMENTS            A-9   A complete list of the fund's
                             investments with their
                             market values.

FINANCIAL STATEMENTS   A-14  Statements of assets and
                             liabilities, operations, and
                             changes in net assets,  as
                             well as financial highlights.

NOTES                  A-18  Notes to the financial
                             statements.

REPORT OF INDEPENDENT  A-21  The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

Fidelity Inst Sht-Int Govt        2.37%        37.62%        89.45%

LB 1-5 Year US Government Bond    2.40%        38.98%        95.42%

Short-Intermediate US             1.26%        34.53%        88.55%
Government  Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 92 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

Fidelity Inst Sht-Int Govt      2.37%        6.59%         6.60%

LB 1-5 Year US Government Bond  2.40%        6.80%         6.93%

Short-Intermediate US           1.26%        6.10%         6.54%
Government  Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER 10 YEARS

             Inst Sht-Int Govt           LB 1-5 Year U.S. Govt
             00662                       LB069
  1989/11/30     100000.00                   100000.00
  1989/12/31     100445.80                   100357.10
  1990/01/31     100360.49                   100177.21
  1990/02/28     100849.78                   100636.34
  1990/03/31     101294.80                   100845.77
  1990/04/30     101422.20                   100875.31
  1990/05/31     102953.77                   102676.94
  1990/06/30     103997.41                   103882.50
  1990/07/31     105177.43                   105278.70
  1990/08/31     105584.74                   105391.47
  1990/09/30     106298.57                   106288.26
  1990/10/31     107358.73                   107603.91
  1990/11/30     108539.27                   108852.43
  1990/12/31     109764.41                   110245.95
  1991/01/31     110764.01                   111322.63
  1991/02/28     111598.62                   112018.04
  1991/03/31     112293.61                   112713.46
  1991/04/30     113417.51                   113859.95
  1991/05/31     114252.97                   114536.57
  1991/06/30     114495.94                   114813.12
  1991/07/31     115584.95                   115954.25
  1991/08/31     117406.40                   117857.91
  1991/09/30     118391.97                   119450.11
  1991/10/31     119663.85                   120838.26
  1991/11/30     120817.87                   122202.23
  1991/12/31     123751.19                   124516.70
  1992/01/31     122572.65                   123909.89
  1992/02/29     123126.61                   124234.78
  1992/03/31     123075.53                   123952.85
  1992/04/30     123991.30                   125158.41
  1992/05/31     125572.57                   126694.23
  1992/06/30     127063.99                   128324.03
  1992/07/31     128403.26                   130297.50
  1992/08/31     129785.58                   131588.98
  1992/09/30     131374.76                   133151.65
  1992/10/31     129881.93                   131860.17
  1992/11/30     130144.63                   131422.51
  1992/12/31     131590.36                   132875.09
  1993/01/31     133156.43                   134950.60
  1993/02/28     134382.41                   136529.37
  1993/03/31     135010.66                   137004.62
  1993/04/30     135516.10                   138032.97
  1993/05/31     135806.00                   137589.95
  1993/06/30     136885.69                   139050.59
  1993/07/31     137295.18                   139302.97
  1993/08/31     138152.13                   140951.56
  1993/09/30     138482.63                   141410.70
  1993/10/31     138702.49                   141754.38
  1993/11/30     138644.42                   141453.66
  1993/12/31     139309.92                   142014.82
  1994/01/31     140583.47                   143180.11
  1994/02/28     139375.72                   141754.38
  1994/03/31     137039.77                   140368.92
  1994/04/30     136334.95                   139558.05
  1994/05/31     136474.55                   139705.72
  1994/06/30     136636.18                   139917.84
  1994/07/31     138147.05                   141453.66
  1994/08/31     138526.45                   141894.00
  1994/09/30     137903.85                   141136.83
  1994/10/31     138162.88                   141314.04
  1994/11/30     137666.24                   140607.88
  1994/12/31     138115.43                   140916.66
  1995/01/31     140074.44                   143056.60
  1995/02/28     142417.12                   145478.47
  1995/03/31     143134.22                   146286.65
  1995/04/30     144728.89                   147790.25
  1995/05/31     147687.63                   151173.34
  1995/06/30     148627.07                   152054.02
  1995/07/31     148982.75                   152405.76
  1995/08/31     150153.47                   153458.28
  1995/09/30     150993.99                   154317.47
  1995/10/31     152534.41                   155796.91
  1995/11/30     153898.77                   157413.27
  1995/12/31     155300.29                   158758.46
  1996/01/31     156720.09                   160181.51
  1996/02/29     155644.22                   159099.45
  1996/03/31     155265.36                   158621.52
  1996/04/30     154992.87                   158492.64
  1996/05/31     155051.68                   158600.04
  1996/06/30     156561.83                   159972.08
  1996/07/31     157102.45                   160546.67
  1996/08/31     157452.02                   160952.10
  1996/09/30     159143.49                   162700.03
  1996/10/31     161376.79                   164931.26
  1996/11/30     162919.56                   166469.77
  1996/12/31     162612.55                   166061.65
  1997/01/31     163168.26                   166813.45
  1997/02/28     163646.49                   167130.28
  1997/03/31     163011.56                   166628.18
  1997/04/30     164653.56                   168231.12
  1997/05/31     165786.45                   169444.74
  1997/06/30     167064.89                   170752.34
  1997/07/31     169239.98                   173209.11
  1997/08/31     169247.11                   173010.42
  1997/09/30     170680.55                   174583.83
  1997/10/31     172151.36                   176216.30
  1997/11/30     172682.62                   176562.67
  1997/12/31     173803.35                   177875.63
  1998/01/31     175648.05                   179916.23
  1998/02/28     175752.34                   179884.01
  1998/03/31     176324.78                   180498.87
  1998/04/30     177055.58                   181366.13
  1998/05/31     178189.22                   182450.86
  1998/06/30     178926.22                   183487.27
  1998/07/31     179852.03                   184276.66
  1998/08/31     181936.72                   187103.96
  1998/09/30     184977.55                   190505.85
  1998/10/31     185332.04                   191257.65
  1998/11/30     185072.87                   190830.74
  1998/12/31     185814.80                   191485.88
  1999/01/31     186763.50                   192310.17
  1999/02/28     185467.36                   190685.75
  1999/03/31     186453.02                   192018.97
  1999/04/30     186993.41                   192565.82
  1999/05/31     186560.76                   191987.97
  1999/06/30     186903.44                   192472.51
  1999/07/31     186849.42                   192788.10
  1999/08/31     187183.24                   193260.56
  1999/09/30     188943.32                   194719.91
  1999/10/31     189316.62                   195162.52
  1999/11/30     189453.98                   195415.80
IMATRL PRASUN   SHR__CHT 19991130 19991214 102415 R00000000000123

$100,000 OVER 10 YEARS: Let's say hypothetically that $100,000 was invested in Fidelity Institutional Short-Intermediate Government Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $189,454 - an 89.45% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $195,416 - a 95.42% increase.


UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED NOVEMBER 30,

                  1999                       1998   1997    1996    1995

Dividend returns  6.27%                      6.54%  6.83%   6.90%   7.56%

Capital returns   -3.90%                     0.64%  -0.84%  -1.04%   4.23%

Total returns     2.37%                      7.18%  5.99%   5.86%   11.79%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              4.66(cents)   28.14(cents)   58.72(cents)

Annualized dividend rate         6.20%         6.12%          6.33%

30-day annualized yield          6.22%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.14 over the past one month, $9.17 over the past six months and $9.27 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Fueled by robust economic growth
and a tighter monetary policy,
interest rates moved sharply higher,
leaving most bonds gasping for air
during the 12-month period that
ended November 30, 1999. The
Lehman Brothers Aggregate Bond
Index, a popular measure of
taxable-bond performance, closed
out the period down 0.04%. Treasury
prices had the roughest time of it,
wilting in response to three
quarter-point interest-rate hikes
levied by the Federal Reserve Board,
which effectively erased all of late
1998's rate cuts. The Lehman
Brothers Treasury Index gave back
1.71% during this time frame. The
struggle wasn't as pronounced
elsewhere in the bond market, as
spread sectors - namely,
mortgage securities and
government agency securities -
maintained their edge over
comparable duration Treasuries.
The Lehman Brothers
Mortgage-Backed Securities Index
and the Lehman Brothers U.S.
Agency Index posted returns of
2.54% and -0.02%, respectively. A
favorable technical backdrop
painted by declining interest-rate
volatility, as well as a falloff in
new-issue supply, supported the
rise in mortgages during the
period. Discount mortgage
securities reaped the rewards of a
strong economy, benefiting from
faster prepayment activity induced
by housing turnover. Premium
coupon issues received their lift from
slowing prepayments, a by-product
of higher rates. Agency securities
turned in positive relative
performance, riding investors'
enthusiasm for the additional
liquidity provided by issuing
larger-denominated securities in
response to waning Treasury
issuance.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Institutional Short-Intermediate Government Fund

Q. HOW DID THE FUND PERFORM, ANDREW?

A. For the 12-month period that ended November 30, 1999, the fund posted a total return of 2.37%. By comparison, the short-intermediate U.S. government funds average tracked by Lipper Inc. returned 1.26%, and the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 2.40%.

Q. WHAT DROVE FUND RETURNS DURING THE PERIOD?

A. Having an average duration - a measure of how sensitive the fund's share price is to changing interest rates - generally shorter than its peers during a rising interest-rate environment bolstered fund performance. Additionally, sector allocation was a key ingredient in the fund's success relative to its peers over the past 12 months. The fund's heavy exposure to federal agencies helped, as this asset class outperformed comparable duration Treasuries during this time frame. The fund garnered additional returns through its significant stake in mortgage securities - a segment of the bond market not included in the fund's benchmark index. Declining interest-rate volatility toward the latter stages of the period boosted mortgage security valuations, leading to tighter spread levels relative to Treasuries. Specifically, the fund's heavy weighting in discount mortgages - those issues priced below face value, or par - ensured that the fund benefited from this spread tightening.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE PERIOD?

A. In a move reflective of the fundamental shift in the agency market, I began to rotate more of the fund's holdings out of the less liquid, smaller issues to some of the larger, more liquid deals from top-tier agency issuers such as Fannie Mae and Federal Home Loan Bank. The benefits gained from added liquidity should more than make up for the slightly lower yield that the more liquid issues offer. The mortgage market itself experienced a transformation during the period, as discount-coupon issues took claim to a larger piece of the mortgage universe. Something similar evolved with respect to the fund's mortgage position. As the period progressed, some of the less-liquid premium bonds paid down, and I purchased more of the generic, current-coupon issues in their place. I also took on some additional exposure to the structured side of the mortgage market in collateralized mortgage obligations, or CMOs. Our internally developed modeling can help us identify the risk/reward tradeoff inherent in these securities.

Q. SPECIFICALLY, HOW DID THE FUND'S POSITIONING IN PREMIUM MORTGAGE SECURITIES AFFECT PERFORMANCE?

A. Seasoned, premium-coupon mortgage securities - issues priced above par that have been known for their resilience to prepayments - made up slightly more than one-half of the mortgage component of the fund. At the beginning of the period, we were caught in the peak of the strong refinancing wave brought on by lower interest rates. We were caught off guard here, similar to many of our competitors, as prepayments in these securities were much higher than the market anticipated, which, in turn, dampened fund performance. Prepayment activity quickly changed course though, slowing considerably on the back of sharply rising interest rates. In this environment, which dominated much of the period, the fund benefited from yield spreads tightening relative to Treasuries. Moreover, by replacing our premium-mortgage position - as it paid down - with more current-coupon mortgage exposure along the way, the fund was able to benefit from further spread tightening later in the period.

Q. WHAT'S YOUR OUTLOOK?

A. Over the past year, we witnessed higher levels of interest-rate and spread volatility than we have in recent memory. My feeling is that it would be difficult for this higher volatility to persist going forward, particularly as we get beyond the uncertainty surrounding the Year 2000 changeover. I expect the "new" agency and mortgage markets to continue to evolve over the next 12 months. As they do, I will keep a watchful eye on them, and remain poised to pursue the best opportunities available to us.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

ANDREW DUDLEY ON THE
FUND'S INVESTMENT IN CALLABLE
AGENCIES:

"As part of the new agency issuance
program, one development that we
feel creates a new set of
opportunities for us is callable
agencies. These are securities that can
be called back, or retired, by the
issuing agency prior to maturity,
should rates fall. In return, we, as
investors, receive a higher
beginning yield to compensate for this
embedded option. These
higher-yielding securities are now
trading in very large-sized, liquid
deals and are comparable to certain
parts of the mortgage market with
respect to their risk profiles - or
durations.

"As a result, we have a good set of
conditions for opportunistic trading
between the agency and mortgage
sectors. By trading one part of the
market for another, we can take
advantage of changing market
conditions and supply/demand
imbalances that may develop within
each market. While different sectors
of the bond market are interrelated,
they are not intimately connected.
By drilling down into the market's
disjoints, I feel we can add further
value to the fund."

FUND FACTS

GOAL: seeks a high level of
current income in a manner
consistent with preservation
of capital

START DATE: November 10,
1986

SIZE: as of November 30,
1999, more than $415 million

MANAGER: Andrew Dudley,
since 1998; manager,
various Fidelity bond funds;
joined Fidelity in 1996
(checkmark)

INVESTMENT CHANGES

COUPON DISTRIBUTION AS OF
NOVEMBER 30, 1999

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                    MONTHS AGO

Zero coupon bonds           1.8                      1.7

5 - 5.99%                   30.7                     26.7

6 - 6.99%                   25.8                     26.7

7 - 7.99%                   8.3                      8.3

8 - 8.99%                   9.3                      9.9

9 - 9.99%                   7.2                      9.5

10 - 10.99%                 3.7                      8.8

11 - 11.99%                 6.1                      2.4

12% and over                2.7                      2.0

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS

OF NOVEMBER 30, 1999

                                    6 MONTHS AGO

Years                          3.8   3.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF NOVEMBER 30,
1999

                                   6 MONTHS AGO

Years                         2.5   2.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                           AS OF MAY 31, 1999

                              Mortgage Securities 19.5%                                Mortgage Securities 18.0%

                              CMOs and Other Mortgage                                  CMOs and Other Mortgage
                              Related Securities 3.1%                                  Related Securities 1.8%

                              U.S. Treasury  Obligations                               U.S. Treasury  Obligations
                              18.7%                                                    21.6%

                              U.S. Government  Agency                                  U.S. Government  Agency
                              Obligations 55.9%                                        Obligations 53.5%

                              Short-Term Investments  and                              Short-Term Investments  and
                              Net Other Assets 2.8%                                    Net Other Assets 5.1%



Row: 1, Col: 1, Value: 19.5
Row: 1, Col: 2, Value: 3.1
Row: 1, Col: 3, Value: 18.7
Row: 1, Col: 4, Value: 55.9
Row: 1, Col: 5, Value: 2.8
Row: 1, Col: 1, Value: 18.0
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 21.6
Row: 1, Col: 4, Value: 53.5
Row: 1, Col: 5, Value: 5.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets


U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 74.6%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 55.9%

Fannie Mae:

5.75% 6/15/05                        $ 5,900,000                     $ 5,662,171

6.5% 4/29/09                          6,300,000                       5,978,133

Federal Agricultural Mortgage
Corp.:

6.92% 8/10/00                         1,040,000                       1,045,366

7.61% 10/16/00                        3,000,000                       3,037,020

Federal Farm Credit Bank 5.7%         1,540,000                       1,464,186
1/18/05

Federal Home Loan Bank:

5.375% 3/2/01                         15,000,000                      14,852,400

5.595% 3/27/01                        3,900,000                       3,864,666

5.875% 8/15/01                        5,000,000                       4,968,750

5.875% 9/17/01                        15,000,000                      14,896,800

6% 8/15/02                            17,000,000                      16,827,280

6.045% 7/9/01                         9,000,000                       8,962,020

Financing Corp. - coupon              2,500,000                       2,297,775
STRIPS 0% 4/6/01

Freddie Mac 5.75% 6/15/01             14,000,000                      13,896,260

Government Loan Trusts                2,489,039                       2,610,753
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01             17,720,909                      18,279,295

Class 2-E, 9.4% 5/15/02               1,821,984                       1,876,772

Class T-3, 9.625% 5/15/02             3,427,389                       3,539,568

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1993-C, 5.2% 10/15/04          456,000                         439,783

Series 1993-D, 5.23% 5/15/05          407,234                         390,322

Series 1994-A, 7.12% 4/15/06          1,610,199                       1,612,132

Series 1994-F, 8.187% 12/15/04        20,370,138                      20,916,262

Series 1995-A, 6.28% 6/15/04          3,523,529                       3,488,562

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1992-A, 7.02% 9/1/04           5,216,249                       5,246,843

Series 1997-A, 6.104% 7/15/03         4,866,666                       4,802,427

Israel Export Trust                   7,778,646                       7,815,362
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Overseas Private Investment          $ 2,543,287                     $ 2,527,697
Corp. U.S. Government
guaranteed participation
certificate Series 1994-195,
6.08% 8/15/04 (callable)

Private Export Funding Corp.
secured:

5.65% 3/15/03                         565,499                         557,736

5.8% 2/1/04                           5,409,000                       5,337,060

5.82% 6/15/03 (a)                     11,500,000                      11,119,120

6.86% 4/30/04                         1,755,225                       1,757,793

7.9% 3/31/00                          1,000,000                       1,005,000

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.25% 9/15/00                         17,250,000                      17,107,515

5.625% 9/15/03                        10,271,000                      9,899,190

6.625% 8/15/03                        2,500,000                       2,491,925

Tennessee Valley Authority 6%         11,649,000                      11,632,575
11/1/00

                                                                      232,206,519

U.S. TREASURY OBLIGATIONS -
18.7%

U.S. Treasury Bonds:

10.75% 8/15/05                        9,300,000                       11,235,516

11.75% 2/15/10 (callable)             14,098,000                      17,353,792

12% 8/15/13                           6,400,000                       8,694,976

U.S. Treasury Notes:

5.5% 5/31/03                          22,500,000                      22,067,548

6.5% 8/31/01                          9,089,000                       9,162,803

7.875% 8/15/01                        4,000,000                       4,118,120

U.S. Treasury Notes - coupon
STRIPS:

0% 3/31/00                            1,034,000                       1,016,215

0% 9/30/00                            734,000                         700,750

0% 11/30/00                           107,000                         101,065

0% 3/31/01                            1,034,000                       957,267

0% 9/30/01                            399,000                         358,075

0% 10/31/01                           142,000                         126,731

0% 3/31/02                            1,034,000                       899,994

0% 9/30/02                            834,000                         704,913

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Notes - coupon
STRIPS: - continued

0% 10/31/02                          $ 142,000                       $ 119,422

0% 11/30/02                           207,000                         173,035

                                                                      77,790,222

TOTAL U.S. GOVERNMENT AND                                             309,996,741
GOVERNMENT AGENCY OBLIGATIONS
(Cost $315,743,231)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 19.5%



FANNIE MAE - 11.6%

5.5% 1/1/09                           1,382,310                       1,319,609

6% 9/1/08 to 11/1/13                  13,144,091                      12,734,225

6.5% 7/1/00 to 6/1/29                 9,974,042                       9,545,487

7% 6/1/00 to 9/1/29                   17,232,979                      16,855,755

8% 6/1/02 to 8/1/09                   323,299                         328,614

8.25% 12/1/01                         1,807,560                       1,855,584

9% 2/1/13 to 8/1/21                   1,956,973                       2,043,160

9.5% 5/1/09 to 11/1/21                195,310                         205,418

10% 1/1/17 to 1/1/20                  374,569                         399,732

10.5% 5/1/10 to 8/1/20                266,615                         289,847

11% 11/1/10 to 9/1/14                 1,198,515                       1,300,784

11.5% 11/1/15 to 7/15/19              1,106,103                       1,199,540

12% 4/1/15                            121,701                         132,768

12.5% 3/1/16                          90,945                          101,834

12.75% 10/1/13                        27,498                          31,069

                                                                      48,343,426

FREDDIE MAC - 3.1%

6.25% 1/1/03                          520,753                         512,771

6.5% 7/1/03 to 5/1/08                 630,299                         622,065

7.5% 11/1/12                          1,353,010                       1,357,394

8% 9/1/07 to 12/1/09                  1,587,460                       1,605,241

8.5% 5/1/06 to 6/1/14                 1,419,562                       1,458,824

9% 12/1/07 to 3/1/22                  831,600                         865,477

9.5% 1/1/17 to 12/1/22                2,097,475                       2,219,937

10% 1/1/09 to 6/1/20                  639,848                         681,017

10.25% 12/1/09                        26,836                          28,235

10.5% 1/1/16 to 5/1/21                1,539,900                       1,650,494

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

FREDDIE MAC - CONTINUED

11% 12/1/11 to 1/1/19                $ 39,269                        $ 42,210

11.5% 10/1/15                         43,836                          47,436

12% 9/1/11 to 11/1/19                 92,076                          101,090

12.25% 11/1/14                        33,589                          37,338

12.5% 8/1/10 to 6/1/19                1,481,483                       1,648,047

                                                                      12,877,576

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 4.8%

8% 11/15/09 to 12/15/23               10,000,881                      10,202,719

8.5% 5/15/16 to 4/15/17               224,890                         233,840

9.5% 11/15/09 to 11/15/20             1,405,039                       1,494,251

10% 11/15/09 to 9/15/19               333,065                         358,221

10.5% 1/15/16 to 1/15/18              872,057                         951,037

11% 12/15/09 to 8/15/19               2,751,860                       3,018,160

11.5% 4/15/10 to 5/15/19              2,606,696                       2,895,562

12% 3/20/14 to 2/15/16                473,995                         531,712

12.5% 11/15/14                        113,834                         129,490

13% 8/15/14 to 11/15/14               58,839                          66,855

13.5% 7/15/11                         40,632                          46,526

                                                                      19,928,373

TOTAL U.S. GOVERNMENT AGENCY                                          81,149,375
- MORTGAGE SECURITIES
(Cost $81,409,569)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.1%



U.S. GOVERNMENT AGENCY - 3.1%

Fannie Mae REMIC planned
amortization class:

Series 1993-191 Class PE,             807,721                         803,935
5.8% 9/25/06

Series 1993-224 Class G, 6.5%         4,000,000                       3,981,240
9/25/21

Series 1993-229 Class PD,             1,271,165                       1,262,426
5.6% 7/25/06

Fanniemae Whole Loan 6%               3,200,000                       3,133,625
2/25/20

Freddie Mac:

6% 12/15/08                           2,117,935                       2,086,167

7.5% 1/15/03                          1,806,489                       1,822,296

TOTAL COLLATERALIZED MORTGAGE                                         13,089,689
OBLIGATIONS
(Cost $13,237,008)


CASH EQUIVALENTS - 4.7%

                              MATURITY AMOUNT                 VALUE (NOTE 1)

Investments in repurchase     $ 19,339,076                    $ 19,336,000
agreements (U.S. Government
obligations), in a joint
trading account at 5.73%,
dated 11/30/99 due 12/1/99
(Cost $19,336,000)

TOTAL INVESTMENT PORTFOLIO -                                   423,571,805
101.9%
(Cost $429,725,808)

NET OTHER ASSETS - (1.9)%                                      (7,849,829)

NET ASSETS - 100%                                              $ 415,721,976

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,119,120 or 2.7% of net assets.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $429,737,438. Net unrealized depreciation aggregated $6,165,633, of which $932,644 related to appreciated investment securities and $7,098,277 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $27,477,000 of which $14,003,000, $3,288,000,
$4,169,000, $101,000 and $5,916,000 will expire on November 30, 2002,
2003, 2004, 2005 and 2007, respectively.

A total of 32.54% of the dividends distributed during the fiscal year was derived from interest on U.S Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          NOVEMBER 30, 1999

ASSETS

Investment in securities, at                  $ 423,571,805
value (including repurchase
agreements of $19,336,000)
(cost $429,725,808) - See
accompanying schedule

Cash                                           619,445

Receivable for investments                     146,911
sold

Receivable for fund shares                     545,463
sold

Interest receivable                            5,919,495

 TOTAL ASSETS                                  430,803,119

LIABILITIES

Payable for investments         $ 14,337,112
purchased

Payable for fund shares          471,863
redeemed

Distributions payable            113,738

Accrued management fee           155,775

Other payables and accrued       2,655
expenses

 TOTAL LIABILITIES                             15,081,143

NET ASSETS                                    $ 415,721,976

Net Assets consist of:

Paid in capital                               $ 449,117,309

Undistributed net investment                   247,359
income

Accumulated undistributed net                  (27,488,689)
realized  gain (loss) on
investments

Net unrealized appreciation                    (6,154,003)
(depreciation) on investments

NET ASSETS                                    $ 415,721,976

NET ASSET VALUE, offering                      $9.11
price and redemption price
per share ($415,721,976
(divided by) 45,615,235
shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 27,299,190
Interest

EXPENSES

Management fee                  $ 1,833,261

Non-interested trustees'         1,273
compensation

 Total expenses before           1,834,534
reductions

 Expense reductions              (40,412)     1,794,122

NET INVESTMENT INCOME                         25,505,068

REALIZED AND UNREALIZED GAIN                  (6,331,174)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      (9,569,757)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (15,900,931)

NET INCREASE (DECREASE) IN                   $ 9,604,137
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 25,505,068                  $ 23,067,092
income

 Net realized gain (loss)         (6,331,174)                   566,385

 Change in net unrealized         (9,569,757)                   1,261,224
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,604,137                     24,894,701
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (25,770,056)                  (22,513,973)
from net investment income

Share transactions

 Net proceeds from sales of       204,472,069                   175,113,300
shares

 Reinvestment of distributions    23,438,270                    20,197,390

 Cost of shares redeemed          (175,575,782)                 (175,282,427)

NET INCREASE (DECREASE) IN        52,334,557                    20,028,263
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       36,168,638                    22,408,991
IN NET ASSETS

NET ASSETS

 Beginning of period              379,553,338                   357,144,347

 End of period (including        $ 415,721,976                 $ 379,553,338
undistributed net investment
income of $247,359 and
$956,253, respectively)

OTHER INFORMATION

 Shares  Sold                     21,982,347                    18,516,963

  Issued in reinvestment of       2,531,302                     2,139,251
distributions

  Redeemed                        (18,926,299)                  (18,559,541)

  Net increase (decrease)         5,587,350                     2,096,673


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 9.480    $ 9.420    $ 9.500    $ 9.600    $ 9.210
of period

Income from Investment
Operations

Net investment income             .579 B     .611 B     .637 B     .641       .669

Net realized and unrealized       (.362)     .045       (.090)     (.102)     .383
gain (loss)

Total from investment             .217       .656       .547       .539       1.052
operations

Less Distributions

From net investment income        (.587)     (.596)     (.627)     (.639)     (.662)

Net asset value, end of period   $ 9.110    $ 9.480    $ 9.420    $ 9.500    $ 9.600

TOTAL RETURN A                    2.37%      7.18%      5.99%      5.86%      11.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 415,722  $ 379,553  $ 357,144  $ 337,131  $ 348,570
(000 omitted)

Ratio of expenses to average      .45%       .45%       .45%       .42% C     .45%
net assets

Ratio of expenses to average      .44% D     .44% D     .44% D     .41% D     .45%
net assets after expense
reductions

Ratio of net investment           6.26%      6.47%      6.79%      6.95%      7.14%
income to average net assets

Portfolio turnover rate           85%        210%       147%       141%       214%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of long-term U.S. government and government agency obligations aggregated $380,760,810 and $333,522,863, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $40,412 under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, two shareholders were each record owners of more than 10% of the total outstanding shares of the fund, totaling 33%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Institutional Short-Intermediate Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Institutional Short-Intermediate Government Fund (a fund of Fidelity Advisor Series IV) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Institutional Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 11, 2000







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investment Money
Management, Inc. (FIMM),
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy  *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY

(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com